Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Blox, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Trevor Pickett, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	this report fully complies with the requirements of Sections 13(a) or 15(d) of the 1934 Act, and

2.	the information contained in this report fairly presents, in all material respects, the registrant’s financial condition and results of operations of the registrant.

By: /s/ Trevor Pickett
Name: Trevor Pickett
Title: Chief Executive Officer

Date: August 20, 2018